Longboard Managed Futures Strategy Fund

Class I Shares (Symbol: WAVIX)

Supplement dated October 23, 2012

to the Prospectus dated June 27, 2012

This Supplement updates and supersedes any contrary information contained in the Prospectus dated June 27, 2012 relating to Class I shares of the Longboard Managed Futures Strategy Fund.

Reference is made to the section titled “Summary Section” beginning on page 1 of the prospectus. The sub-section titled “Purchase and Sale of Fund Shares” on page 6 is deleted in its entirety and replaced with the following:

You may conduct transactions by mail (Longboard Managed Futures Strategy Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha NE 68130), or by telephone at 855-294-7540.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment in Class I shares of the Fund is $10,000, with a minimum subsequent investment of $2,500, although the Fund reserves the right to waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

Reference is made to the section titled “Shareholder Information” beginning on page 16 of the prospectus. The sub-section titled “Class I Shares” on page 16 is deleted in its entirety and replaced with the following:

Class I shares may be purchased without the imposition of any sales charges.  Class I shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs.  In these programs financial intermediaries have made arrangements with the Fund and are authorized to buy and sell shares of the Fund that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund.  Class I shares are sold at NAV without an initial sales charge, and are not subject to 12b-1 distribution fees.  The minimum initial investment in Class I shares of the Fund is $10,000.  The minimum subsequent investment in Class I shares of the Fund is $2,500.

This Supplement, and the Prospectus and Statement of Additional Information both dated June 27, 2012, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information both dated June 27, 2012, and the Supplement to the Prospectus dated October 23, 2012 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-294-7540.